EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Robyn Lamont, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Samson Oil & Gas Limited; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Robyn Lamont

Robyn Lamont

Chief Financial Officer

September 17, 2013